Supplement dated January 17, 2014

to the Prospectus, dated May 1, 2013, as amended, for

Corporate Executive Accumulator Variable Universal Life (CorpExec Accumulator VUL)

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the May 1, 2013 prospectus, as amended, (the “Prospectus”) for the above referenced New York Life corporate sponsored variable universal life insurance policy (the “Policy”). You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note that, effective January 24, 2014, the Policy may be offered with simplified issue underwriting.

Keeping this purpose in mind, please note the following:

1.	The second paragraph of the section on “The Policy – How the Policy is Available” at page 32 of the Prospectus is deleted in its entirety and replaced with the following:

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue and simplified issue underwriting. If our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

2.	The following paragraph is added: (a) after the second paragraph of the section on “Premium Payments – Deductions from Premiums, GPT, Premium Allocation” at pages 42 and 43 of the Prospectus; and (b) to the end of the section on “Policy Payment Information- Selection of Life Insurance Benefit Table” at page 47 of the Prospectus:

If your policy was issued on a Simplified Issue underwriting basis, you will not have the option of electing the Cash Value Accumulation Test (“CVAT”) to determine whether your policy qualifies as life insurance under IRC Section 7702. Simplified Issue policies must use the Guideline Premium Test (“GPT”).

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010